Exhibit No. 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Dephasium Corp. (the Company) on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, N.Colon-Alonso, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 20, 2013	By: /s/ N. Colón-Alonso
N. Colón-Alonso
Chief Executive Officer, Chief Financial Officer